Future Minimum Lease Payments Under Capital Leases Together with the Present Value of the Net Minium Lease Payments (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)
2012	$ 62	¥ 5,192
2013	45	3,741
2014	30	2,516
2015	27	2,248
2016	24	1,971
Thereafter	168	13,981
Total minimum lease payments	356	29,649
Less - Amount representing interest	(93)	(7,732)
Present value of net minimum lease payments	263	21,917
Less - Current obligations	(51)	(4,283)
Long-term capital lease obligations	$ 212	¥ 17,634